Exhibit 10.4

SUPPLEMENTAL AGREEMENT No 1 TO THE MANAGEMENT SERVICE

CONTRACT FOR MANAGEMENT BOARD MEMBERS

between

Stowe Woodward AG

Am Langen Graben 22, 52353 Düren, represented by its Supervisory Board, in turn represented by its chairman, Stephen R. Light (hereinafter the “Company”)

and

Mr. Peter Williamson

Bismarckstraße 3, 69198 Schriesheim (hereinafter the “Management Board Member”)

dated March 12, 2008.

1.	In addition to the position as member of the management board of the Company, it is intended to appoint the Management Board Member also as Managing Director (“Geschäftsführer”) of Xerium Germany Holding GmbH as well as of Xerium Technologies Limited UK. The Management Board Member’s annual base salary as specified under section 3.1 of the Management Service Contract for Management Board Members shall cover all additional activities in connection with these positions, and it is agreed that no additional remuneration shall be paid.

2.	All other provisions of the Management Service Contract for Management Board Member remain unchanged and unaffected.

The Company, represented by: Stephen R. Light, Chairman of the Supervisory Board		Management Board Member

Place, Date:	Raleigh, North Carolina, U.S.A, June 10, 2009	Place, Date:	Düren, June 10, 2009

Signature:	/s/ Stephen R. Light	Signature:	/s/ Peter Williamson